                                                                    Exhibit 10.5


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THIS WARRANT ALSO IS NOT TRANSFERABLE OR ASSIGNABLE WITHOUT THE EXPRESS PRIOR WRITTEN APPROVAL OF PENNSYLVANIA REAL ESTATE INVESTMENT TRUST IN EACH INSTANCE.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                         COMMON SHARES PURCHASE WARRANT

                    Certificate Evidencing Right to Purchase
                      Common Shares of Beneficial Interest

                  This is to certify that Laurel Centre Associates LLC, a Maryland limited liability company (the "Investor"), or its successors or assigns, is entitled to purchase from Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Company"), at any time or from time to time on or after the date hereof and until the Expiration Date (defined below) at which time this Warrant, to the extent not theretofore exercised, shall expire, up to 35,890 common shares of beneficial interest of the Company, par value $1.00 (the "Common Shares"), subject to adjustment as herein provided (as so adjusted from time to time, the "Warrant Shares"). The exercise price per Warrant Share shall be equal to $25.0766 per share on the exercise date, subject to adjustment as herein provided (as so adjusted from time to time, the "Exercise Price"). The terms of this Warrant include the foregoing provisions of this paragraph as well as the Articles hereafter set forth. This warrant is not transferable or assignable without the express prior written approval of Pennsylvania Real Estate Investment Trust in each instance.

                  In addition, neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any comparable laws of any state or other jurisdiction. Investor, by acceptance of this Warrant, represents and acknowledges that (i) it is acquiring this Warrant for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant or any Warrant Shares unless a registration statement is effective for such Warrant or Warrant Shares under the Act or in the opinion of Investor's counsel, which must be satisfactory in form and substance to the Company, such transaction is exempt from the registration requirements of the Act, and (ii) the Company has no obligation to effect, and Investor has no right to require, any such registration.

                  This Warrant replaces the warrant originally issued to the Investor by Crown American Realty Trust, a Maryland real estate investment trust ("Crown"), on October 25, 2001, and is being issued in connection with the merger of Crown with and into the Company pursuant to the terms of that certain Agreement and Plan of Merger dated as of May 13, 2003 by and among the Company, PREIT Associates, L.P., a Delaware limited partnership, Crown and Crown American Properties, L.P., a Delaware limited partnership.

                                    ARTICLE I
                                   EXPIRATION

                  This Warrant shall expire and shall no longer be exercisable five business days after December 31, 2006, (the "Expiration Date").

                                   ARTICLE II
                               EXERCISE OF WARRANT

                  2.1 General. This Warrant may only be exercised, in whole or in part (but only in integral multiples of 5,000 Warrant Shares), at any time or from time to time on or after the date hereof and prior to the Expiration Date. To exercise this Warrant in whole or in part, the holder shall deliver to the Company (a) a written notice of such holder's election to exercise this Warrant in the form as attached hereto (the "Exercise Notice"), which shall be duly executed by the holder or its duly authorized agent or attorney, (b) a check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased and (c) this Warrant. The Company shall, as promptly as practicable, and in any event within five (5) business days after the Exercise Notice is received by the Company, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates evidencing the aggregate number of Warrant Shares specified in such Exercise Notice. Such certificate or certificates shall be deemed to have been issued, and such holder or other person so designated shall be deemed for all purposes to have become a holder of record of such shares, as of the date the Exercise Notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates evidencing the aggregate number of Warrant certificates specified in such notice, deliver to the holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares called for in this Warrant, which new Warrant shall in all other respects be identical to this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates and new warrants, except that if stock certificates or new warrants shall be registered in a name or names other than the name of the holder, funds sufficient to pay all stock transfer taxes, if any, which shall be payable upon the issuance of stock certificates or new warrants shall be paid by the holder at the time of delivery of the notice of exercise or promptly upon receipt of a written request of the Company for payment.

                  2.2 [Reserved]

                  2.3 Cashless Exercise. In lieu of exercising this Warrant as specified in Section 2.1, the holder may elect to receive Common Shares equal to the value of the Warrant Shares for which this Warrant is exercised by surrender of the Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the holder a number of Common Shares, computed using the following formula.

                                               X = Y(A-B)
                                                   ------
                                                     A

                  Where:      X = The number of Warrant Shares to be issued to
                                  the holder.

                              Y = The number of Warrant Shares purchasable under
                                  this Warrant.

                              A = The fair market value of one Common Share.

                              B = The Exercise Price.

                  For purposes of this Section 2.3, the fair market value of the Company's Common Shares shall mean the average of the closing bid and asking prices of the Common Shares quoted in the over-the-counter market or the average of the high and low sales prices of the Common Shares on NASDAQ or the closing price quoted on any exchange on which the Common Shares are listed, whichever is applicable, as reported in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to the date of determination of fair market value. If the Common Shares are not traded over-the-counter, on NASDAQ, or on an exchange, the fair market value shall be determined in good faith by the Board of Trustees of the Company.

                                   ARTICLE III
                          ADJUSTMENT OF EXERCISE PRICE
                          AND NUMBER OF WARRANT SHARES

                  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  3.1 Reorganizations, Reclassifications, Consolidations or Mergers. In case of any capital reorganization, any reclassification or change of outstanding securities of the class of securities which are issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination or an increase or decrease in the number of such securities outstanding), or the consolidation or merger of the Company with or into another person (collectively, a "Reorganization"), the Company shall, without payment of any additional consideration therefor, execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new warrants (upon terms not less favorable to the holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such Reorganization by the holder of each Common Share issuable upon exercise of this Warrant had the Warrant been exercised immediately prior to such Reorganization. Such new Warrant shall provide for adjustments such as shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
III. The provisions of this Section 3.1 shall similarly apply to successive reclassifications or changes.

                  3.2 Subdivision or Combination. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding securities of the class of securities which are issuable upon exercise of this Warrant, the Exercise Price shall be proportionately reduced, in case of subdivision of such securities, as of the effective date of such subdivision, or, if the Company shall take a record of holders of such securities for the purpose of subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of such securities, as of the effective date of such combination, or, if the Company shall take a record of holders of such securities for the purpose of such combination, as of such record date, whichever is earlier.

                  3.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make any other distribution on its Common Shares payable in Common Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Shares for the purpose of receiving such dividend or other distribution (or if no record is taken, as at the date of such payment or other distribution), to a price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distributions by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of Common Shares outstanding immediately after such dividend or distribution.

                  3.4 Liquidating Dividends, Etc. If the Company at any time while this Warrant is outstanding and unexpired shall make a contribution of its assets to the holders of its capital stock as dividend or liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the holder of this Warrant shall, upon its exercise, be entitled to receive, in addition to the number of Warrant Shares then receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to such holder as owner of that number of Warrant Shares receivable by exercise of this Warrant had such holder been the holder of record of such Warrant Shares on the record date for such distribution, and if no such record is taken, as of the date of such distribution, and any appropriate provision therefor shall be made a part of any such distribution.

                  3.5 Other Action Affecting Shares. In case after the date hereof the Company shall take any action affecting its shares of beneficial interest other than an action described in any of the foregoing Sections 3.1 to
3.4 hereof, inclusive, which would have a materially adverse effect on the rights of the holder of this Warrant, the Exercise Price then in effect shall be adjusted in such manner and at such time as the Board of Trustees of the Company on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                  3.6 No Impairment. Without limiting the generality of the foregoing, the Company (a) shall take all such action as may be necessary or appropriate in order that the Warrant Shares to be issued upon the exercise of the Warrant from time to time outstanding will, when issued, be fully paid and nonassessable, and (b) will not take any action that results in any adjustment to the Exercise Price, if after such adjustment the total number of Common Shares issuable upon the exercise of the Warrant would exceed the total number of Common Shares or other capital stock of the Company then authorized and available for the purpose of issuance upon such exercise.

                  3.7 Notices. Whenever the Exercise Price shall be adjusted pursuant to this Article III, the Company shall promptly prepare a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Common Shares purchasable at the Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the registered holder of this Warrant.

                  In the event the Company shall take any action which pursuant to this Article III may result in an adjustment of the Exercise Price or the kind of securities purchasable at that Exercise Price upon exercise of this Warrant, the Company will give to the registered holder of this Warrant written notice of such action fifteen (15) business days in advance of its effective date in order to afford to such holder an opportunity to exercise this Warrant and to purchase Common Shares of the Company prior to such action becoming effective.

                  3.8 Adjustment of Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Article III, the holder of this Warrant thereafter shall become entitled to receive, upon exercise hereof, any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions in respect to the Common Shares contained above in this Article III, and the provisions of this Article III with respect to the Common Shares shall apply on like terms to any such other securities.

                                   ARTICLE IV
                        FURTHER COVENANTS OF THE COMPANY

                  4.1 Warrant Shares. The Company covenants and agrees that the shares which may be issued upon the exercise of this Warrant, will upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the capital stock issued upon exercise of this Warrant is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, (a) the Company shall at all times have authorized, and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant, and (b) the Company shall at all times observe and comply with the covenants set forth in this Warrant.

                  4.2 Exchange of Warrant. Upon surrender for exchange or transfer of any Warrant certificate, properly endorsed, to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant certificate or certificates of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of the Warrant certificate or certificates so surrendered.

                                    ARTICLE V
                                  MISCELLANEOUS

                  5.1 Amendments. This Warrant may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Company and the holder.

                  5.2 Governing Law. The Warrant shall be governed by and construed in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law hereof. The section headings herein are for convenience only and shall not affect the construction hereof.

                  5.3 Rights of Holder. Without limiting the foregoing or any remedies available to the holder, it is specifically acknowledged that the holder would not have an adequate remedy at law for any breach of the provisions of this Warrant and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any person subject hereto.

                  IN WITNESS WHEREOF, the Company has caused this Warrant certificate be duly executed and delivered on this 20th day of November, 2003 by proper corporate officer thereunto duly authorized.

                                     PENNSYLVANIA REAL ESTATE
                                     INVESTMENT TRUST


                                     By: /s/ Bruce Goldman
                                         ---------------------
                                     Name: Bruce Goldman
                                     Title: Executive Vice President & General
                                            Counsel

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To PENNSYLVANIA REAL ESTATE INVESTMENT TRUST:

                  1. The undersigned hereby irrevocably elects to exercise ***** Warrants evidenced by the foregoing Warrant certificate for, and to purchase thereunder, ******* Common Shares of Beneficial Interest issuable upon exercise of said Warrants and delivery of $***** (in cash as provided for in the foregoing Warrant certificate) and any applicable taxes payable by the undersigned pursuant to such Warrant certificate.

                  2. The undersigned wishes to utilize cashless exercise in payment of the Exercise Price of the aforesaid shares and hereby authorizes the Company to adjust the number of shares for which this Warrant may be exercised to properly reflect such cashless exercise.

                  _____ Yes, for ___________ shares      _____ No

                  3(a). The undersigned requests that certificates for such shares be issued in the name of

                                           PLEASE INSERT SOCIAL SECURITY OR TAX
                                           IDENTIFICATION NUMBER:

                                           ____________________________________

_______________________________________________________________________________
(Please print name and address)

_______________________________________________________________________________

                  (b) If said number of warrants shall not be all the Warrants evidenced by the foregoing Warrant certificate, the undersigned requests that a new Warrant certificate evidencing the Warrants not so exercised be issued in the name of and delivered to


_______________________________________________________________________________
                         (Please print name and address)

_______________________________________________________________________________


_______________________________________________________________________________


Dated: ******     Name of
       ------
                                     Holder (Print):___________________________


                                     (By:)_____________________________________